Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities

Established 1969

34TH ANNUAL REPORT

March 31, 2003

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Fund for U.S. Government Securities

President's Message

Dear Shareholder:

Federated Fund for U.S. Government Securities was created in 1969, and I am pleased to present its 34th Annual Report. This fund has provided generous monthly income by investing primarily in U.S. government issues, which represent a conservative investment because they have no credit risk and also are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.1 On March 31, 2003, the fund's net assets totaled $1.58 billion.

This report covers the 12-month reporting period from April 1, 2002 through March 31, 2003. It begins with an interview with the fund's portfolio manager Robert E. Cauley, Vice President, Federated Investment Management Company. Following his discussion of the fund's performance and investment strategy are two additional items of interest: a complete listing of the fund's holdings in U.S. government securities, and the publication of the fund's financial statements.

During the 12-month reporting period, U.S. government bonds benefited from the strong environment for fixed-income investing as well as investor preference for higher quality, lower-risk investments. Individual share class total return performance, including income distributions, follows.2

	Total Return	Income	Net Asset Value Increase
Class A Shares	8.36%	$0.438	$7.77 to $7.97 = 2.57%
Class B Shares	7.55%	$0.378	$7.77 to $7.97 = 2.57%
Class C Shares	7.55%	$0.378	$7.77 to $7.97 = 2.57%

1 Unlike individual government and Treasury securities, fund shares are not guaranteed.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 3.44%, 2.05%, and 5.47%, respectively. Mutual fund performance changes over time and may vary significantly from what is currently stated. To receive the most recent month-end performance, visit www.federatedinvestors.com or call 1-800-341-7400.

In the portfolio, the fund's managers emphasize mortgage-backed securities for their potential for attractive yields and good, long-term value. These securities are issued by agencies like the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). More than 85% of the fund's assets were invested in these agencies' securities at the end of the reporting period.

Thank you for pursuing income opportunities through Federated Fund for U.S. Government Securities. Your questions and comments are always welcome, and your trust in Federated is appreciated.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
May 15, 2003

Robert E. Cauley, CFA

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the economic environment and mortgage-backed securities market during the fund's 12-month reporting period ended March 31, 2003?

The fund's fiscal year began as the U.S. economy appeared to be on the road to recovery. A substantial inventory correction had taken place in the first quarter of 2002 and drove real Gross Domestic Product ("GDP") up by 5.0%. This followed a severe slowdown in corporate spending over the last six months of 2001, resulting in a substantial reduction in inventory levels and thus creating the need for a subsequent inventory restocking. However, while 2002 started off strongly, there was no follow-through in economic activity, and the U.S. economy has languished ever since. To make matters worse, the threat of war with Iraq and possible retaliatory terrorist strikes cast a cloud over the economy as a whole, and investors and corporations alike became more cautious in their outlook and spending.

As this unfolded, interest rates headed steadily lower, initially reaching a generational low as the ten-year Treasury hit 3.57% on October 9, 2002. The Federal Reserve Board (the "Fed") Open Market Committee lowered the federal funds target rate in November 2002 to 1.25%, its lowest level since 1961. This marked the twelfth cut since the Fed's easing cycle began in January 2001. While interest rates have remained in a range since October 2002, the ten-year Treasury did hit a new generational low of 3.562% on March 10, 2003.

The Mortgage Bankers Association ("MBA") Refinancing Index, a closely watched barometer of prepayments, set a record in October 2002. As interest rates remained in such a low range for an extended period of time, mortgage bankers ramped up their capacity to meet an ever-increasing demand by homeowners eager to refinance their mortgages. For the week ended March 14, 2003, the MBA Refinancing Index surpassed its October record by over 35%--and averaged 6,313 for the quarter--a level equal to 90% of the previous record set in October. The unprecedented level of mortgage refinancing led to approximately $450 billion of agency fixed and adjustable rate mortgage issuance in the first quarter of 2003 alone and is expected to increase in the second quarter of 2003.

In spite of this record level of supply, the absence of alternative investments that offer the same credit risk and liquidity of mortgage-backed securities ("MBS")1 has led to equally strong demand, enabling mortgages to generate impressive returns. Chief among investors with a voracious appetite for MBS have been banks. With the U.S. economy weak, commercial and industrial loan volume has been down, driving the banking community to the relative safety and attractive spread margins available in the MBS market. Demand for MBS has not been limited to banks, however, as mutual funds, corporate crossover buyers and levered money managers such as hedge funds have been active. This demand has been for both pass-through securities and collateralized mortgage obligations ("CMOs"). Indeed, with the yield curve as steep as it has been--the spread between the ten-year Treasury and two-year Treasury increased from 172 to 231 basis points over the course of the year--CMO production has been robust. The need by Wall Street structuring desks for pass-through securities to collateralize structured products such as CMOs represents a second important source of demand that has supported the MBS market.

With regard to the performance of the mortgage market, for the 12-month reporting period ended March 31, 2003, the Lehman Brothers Mortgage-Backed Securities Index2 (the fund's benchmark) generated a total return of 8.67% and outperformed comparable-duration Treasury issues by 89 basis points.

What was your strategy for the fund?

In light of the conditions described above, the fund's management team has focused on finding securities that offer superior prepayment characteristics. In such an environment, these securities represent one of the few options available to managers seeking to outperform their peers and/or benchmark.

A prime example that has been used frequently would be pass-through securities backed by loans with average loan balances well below market averages. In such instances, the dollar savings from refinancing often do not outweigh the costs of doing so, thus resulting in lower prepayments in the aggregate.

These securities, coupled with relatively low portfolio turnover, have enabled the fund to avoid further erosion of its income in such a low rate environment.

1 Investing in certain mortgage-backed securities may result in special risks such as the risk of receiving unscheduled principal payments. This may result in the fund receiving a lower rate of interest.

2 The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated payment mortgages. Investments cannot be made in an index.

How did the fund perform for shareholders over the reporting period?

For the 12-month reporting period ended March 31, 2003, investors in the Class A Shares of the fund received a total return of 8.36% based on net asset value. Investors in the Class B and C Shares received total net returns of 7.55% and 7.55%, respectively, based on net asset value. The fund's peer group, the Lipper U.S. Mortgage Fund3 category, returned 8.18% over the reporting period. The fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index, returned 8.67%.

In terms of income, the fund's Class A, B, and C shares paid attractive monthly dividends totaling $0.438, $0.378, and $0.378 per share, respectively. Also, as of March 31, 2003, the fund's Class A Shares posted a 30-day SEC yield of 4.11% based on offering price.4

For the year, the primary factor affecting the fund's performance was its ability to avoid excessive prepayments from its pass-through security holdings (which at year-end represented over 83% of fund net assets). In March 2003--one of the highest months ever for prepayments--the aggregate speed of these securities was approximately half that of those held by the index.

What was the fund's overall quality, and how was the portfolio allocated at the end of the reporting period?

As of March 31, 2003, the fund's weighted average quality was AAA, and it was invested in the following types of U.S. government securities:

Percentage of Net Assets
Federal National Mortgage Association (FNMA)	59.1%

Federal Home Loan Mortgage Corporation (FHLMC)	21.7%

Government National Mortgage Association (GNMA)	10.6%

Non-Agency Mortgages	6.5%

Cash Equivalents	24.7%

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not take sales charges into account.

4 The 30-day current SEC yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The SEC yields are compounded and annualized.

What is your outlook for the U.S. economy, mortgage market, and the fund over the remainder of 2003?

As we start the fund's new fiscal year, the war in Iraq is winding down but the U.S. economy remains mired in an economic malaise. For instance, unemployment remains at elevated levels and corporate spending has yet to recover. Consumer spending, as measured by the non-durable goods component of personal consumption expenditures, has not dropped off but is unlikely to accelerate. The housing market remains the lone strong segment of the U.S. economy.

On the other hand, with interest rates at generational lows and an accommodative Fed, the economy remains poised for a recovery. As geopolitical risks associated with the war subside and the consumer's outlook for the future improves, the favorable funding rates available to corporations and consumers alike should lead to a resumption of economic growth at or near long-term potential. This would, of course, lead to high rates in the future, but in the interim the current level of rates will keep mortgage prepayments at very high levels. As a result, fund management will continue to focus on locating mortgage securities with superior prepayment characteristics.

Last Meeting of Shareholders

A Special Meeting of Fund shareholders was held on October 4, 2002. On July 22, 2002, the record date for shareholders voting at the meeting, there were 164,645,365 total outstanding shares. The following items were considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

AGENDA ITEM 1

To approve or disapprove a proposed Agreement and Plan of Reorganization between the Fund and Federated Income Securities Trust, on behalf of its series, the Federated Fund for U.S. Government Securities (the "Reorganized Fund"), whereby the Reorganized Fund would acquire all of the assets (subject to the liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

For	Against	Abstentions and Broker Non-Votes
87,800,054	5,053,365	5,833,256

Federated Fund for U.S. Government Securities -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund For U.S. Government Securities (Class A Shares) (the "Fund") from March 31, 1993 to March 31, 2003 compared to the Lehman Brothers Mortgage Backed Securities Index (LBMBS),2 the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB),2 and the Lipper U.S. Mortgage Funds Average (LUSMFA).3

Average Annual Total Return[4] for the Period Ended 3/31/2003
1 Year	3.44%
5 Years	5.44%
10 Years	5.55%
Start of Performance (10/6/1969)	7.41%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBS, LB5TB and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LBMBS and LB5TB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The average is unmanaged.

4 Total returns quoted reflect all applicable sales charges.

Federated Fund for U.S. Government Securities -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 2003 compared to the Lehman Brothers Mortgage Backed Securities Index (LBMBS),2 the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB),2 and the Lipper U.S. Mortgage Funds Average (LUSMFA).3

Average Annual Total Return[4] for the Period Ended 3/31/2003
1 Year	2.05%
5 Years	5.29%
Start of Performance (7/26/1994)	6.20%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect any contingent deferred sales charge on any redemption after seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBS, LB5TB and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LBMBS and LB5TB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The average is unmanaged.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated Fund for U.S. Government Securities -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to March 31, 2003 compared to the Lehman Brothers Mortgage Backed Securities Index (LBMBS),2 the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB),2 and the Lipper U.S. Mortgage Funds Average (LUSMFA).3

Average Annual Total Return[4] For The Period Ended 3/31/2003
1 Year	5.47%
5 Years	5.37%
Start of Performance (4/27/1993)	5.07%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBS, LB5TB and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The LBMBS and LB5TB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The average is unmanaged.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges

Effective April 1, 2003, Class C Shares have added a 1% sales charge in addition to the 1% contingent deferred sales charge.

Portfolio of Investments

March 31, 2003

Principal Amount			Value
		ASSET-BACKED SECURITIES--2.8%
		Home Equity Loan--2.1%
$865,952		Chase Funding Mortgage Loan Asset-Backed Certificates 1999-1 Floating Rate Note, 4.055%, 6/25/2028	$872,152
20,000,000		Conseco Finance 2000-D, 8.410%, 12/15/2025	21,777,800
4,894,318		Mellon Bank Home Equity Installment Loan 1998-1, 6.950%, 3/25/2015	5,161,401
5,000,000	[1]	Option One Mortgage Security Corp. 2003-2B, 7.630%, 4/25/2033	5,000,000

		TOTAL	32,811,353

		Manufactured Housing--0.7%
13,000,000		Green Tree Financial Corp. 1993-4, 8.550%, 1/15/2019	8,169,590
2,000,000		Green Tree Financial Corp. 1997-4, 7.230%, 2/15/2029	972,060
3,925,000		Green Tree Financial Corp. 1998-6, 7.140%, 2/1/2021	1,946,211

		TOTAL	11,087,861

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $49,355,386)	43,899,214

		COLLATERALIZED MORTGAGE OBLIGATIONS--8.7%
		Federal Home Loan Mortgage Corporation--0.2%
19,764,751		6.219%, 9/15/2016, REMIC (Series 2518-KS)	2,063,045
4,221,515		6.370%, 12/15/2016, REMIC (Series 2551-CS)	539,551

		TOTAL	2,602,596

		Federal National Mortgage Association--4.8%
3,977,310		0.000%, 8/25/2023, REMIC (Series 1993-217-E)	3,854,490
60,892,147		0.639%, 1/19/2039, REMIC (Series GT 99-T2-X)	1,670,771
4,021,332		0.788%, 10/25/2040, REMIC (Series 2001-T1-IO1)	76,647
26,092,204		17.667%, 4/25/2032, REMIC (Series 2002-23-SA)	30,138,061
12,324,381		5.500%, 12/1/2032, REMIC (Series 329-2)	2,765,345
25,500,000		6.250%, 5/25/2042, REMIC (Series 2002-W4-A4)	26,826,383
14,797,931		6.345%, 9/25/2016, REMIC (Series 2003-3-HS)	1,952,406
7,568,418		7.500%, 10/25/2040, REMIC (Series 2001-T1-A1)	8,294,532

		TOTAL	75,578,635

		Non-Agency Mortgage--3.7%
3,246,386		ABN AMRO Mortgage Corp. 2001-8, 6.500%, 1/25/2017	3,337,470
51,874,292	[1]	GS Mortgage Securities Corp. 2000-1, 0.012%, 6/19/2029	24,381
4,584,045	[1]	Lehman Structured Securities Corp. 2001-GE3, 6.039%, 5/28/2018	4,574,006
Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--continued
		Non-Agency Mortgage--continued
$7,590,279	[1]	Lehman Structured Securities Corp. 2002-GE1, 6.000%, 7/26/2024	$7,538,134
53,746,537	[1]	Salomon Brothers Mortgage Sec. VII 1999-4, 2.140%, 12/25/2027	352,577
25,617,735	[1]	Structured Asset Securities Corp. 1998-RF4, 6.300%, 8/15/2028	4,290,971
3,420,638		Structured Asset Securities Corp. 2001-2, 6.000%, 3/25/2031	3,422,041
6,220,782		Structured Asset Securities Corp. 2001-8A, 8.000%, 5/25/2031	6,414,633
27,753,634		Structured Asset Securities Corp. 2002-22H, 7.000%, 11/25/2032	29,034,933

		TOTAL	58,989,146

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $142,867,448)	137,170,377

		GOVERNMENT AGENCIES--3.0%
		Federal National Mortgage Association--3.0%
45,000,000		5.000%, 5/14/2007 (IDENTIFIED COST $44,921,770)	46,600,200

		MORTGAGE BACKED SECURITIES--83.5%
		Federal Home Loan Mortgage Corp.--21.5%
80,000,000	[2]	5.000%, 5/1/2018	82,324,800
90,116,984	[2]	5.500%, 5/1/2016	92,174,417
3,857,176		6.000%, 2/1/2032	3,998,194
61,455,454	[2]	6.500%, 4/1/2015 - 3/1/2033	64,446,493
41,620,151		7.000%, 12/1/2031 - 11/1/2032	43,843,497
45,207,155	[2]	7.500%, 12/1/2029 - 5/1/2035	48,122,156
3,687,307		8.000%, 12/1/2029	3,982,291
2,766		11.000%, 12/1/2017	3,037
13,993		11.750%, 1/1/2011	15,705
278		12.500%, 10/1/2012	315
3,073		12.750%, 10/1/2013	3,388
18,821		13.000%, 2/1/2015	21,415
29,759		13.750%, 1/1/2011 - 10/1/2011	33,524
59		14.000%, 12/1/2012	66
21,505		14.500%, 10/1/2012	23,770
3,622		14.750%, 8/1/2011	4,058
2,131		15.500%, 8/1/2011	2,626

		TOTAL	338,999,752

Principal Amount			Value
		MORTGAGE BACKED SECURITIES--continued
		Federal National Mortgage Association--51.4%
$45,400,587		5.500%, 1/1/2033 - 2/1/2033	$46,365,349
318,893,571	[2]	6.000%, 5/1/2017 - 5/1/2033	331,092,704
259,721,809	[2]	6.500%, 7/1/2016 - 2/1/2033	271,506,340
117,039,715	[2]	7.000%, 8/1/2028 - 5/1/2033	123,442,702
31,071,958		7.500%, 10/1/2029 - 10/1/2031	33,094,199
3,547,622		8.000%, 9/1/2032 - 11/1/2032	3,826,998
80,766		11.000%, 10/1/2010	89,701
5,401		11.750%, 10/1/2015	6,170
468		12.000%, 1/1/2013	526
11,677		12.750%, 10/1/2010 - 8/1/2014	13,411
2,631		13.000%, 8/1/2015	3,002
6,512		15.000%, 10/1/2012	7,372

		TOTAL	809,448,474

		Government National Mortgage Association--10.6%
39,303,982		6.500%, 12/15/2031 - 1/15/2032	41,306,127
72,905,392		7.000%, 3/15/2024 - 2/15/2032	77,461,230
18,275,664		7.500%, 12/15/2023 - 7/15/2030	19,601,291
20,403,780		8.000%, 9/15/2029 - 11/15/2030	22,123,189
4,187,998		8.250%, 5/15/2030 - 10/15/2030	4,543,928
713,144		8.375%, 8/15/2030	774,539
1,688,992		8.500%, 11/15/2029 - 12/15/2029	1,847,335
500		11.250%, 9/20/2015	560
63,299		11.750%, 7/15/2013	72,270
24,266		13.000%, 9/20/2014	28,042

		TOTAL	167,758,511

		Small Business Administration--0.0%
148,270		2.556%, 11/20/2003	3,558

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $1,285,124,461)	1,316,210,295

Shares or Principal Amount			Value
		MUTUAL FUND--2.5%
38,883,307		Government Obligations Fund (at net asset value)	$38,883,307

		REPURCHASE AGREEMENTS--22.2%
$100,000,000	[3]	Interest in $383,000,000 joint repurchase agreement with Morgan Stanley & Co., Inc., 1.220%, dated 3/18/2003, to be repurchased at $100,105,056 on 4/21/2003, collateralized by U.S. Government Agency Obligations with various maturities to 11/25/2032	100,000,000
250,000,000	[3]	Interest in $749,000,000 joint repurchase agreement with UBS Warburg LLC, 1.220% dated 3/13/2003, to be repurchased at $250,271,111 on 4/14/2003, collateralized by U.S. Government Agency Obligations with various maturities to 11/15/2032	250,000,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	350,000,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,911,152,372)[4]	$1,932,763,393

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At March 31, 2003 these securities amounted to $21,780,069 which represents 1.4% of net assets.

2 All or a portion of these securities are subject to dollar roll transactions.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 The cost of investments for federal tax purposes amounts to $1,915,895,436.

Note: The categories of investments are shown as a percentage of net assets ($1,575,819,234) at March 31, 2003.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2003

Assets:
Investments in repurchase agreements	$350,000,000
Investments in securities	1,582,763,393

Total investments in securities, at value (identified cost $1,911,152,372)		$1,932,763,393
Income receivable		7,119,412
Receivable for investments sold		184,405,302
Receivable for shares sold		8,973,631
Receivable from adviser		57,791

TOTAL ASSETS		2,133,319,529

Liabilities:
Payable for investments purchased	187,336,240
Payable for shares redeemed	2,901,145
Income distribution payable	2,013,289
Payable for dollar roll transactions	364,519,733
Accrued expenses	729,888

TOTAL LIABILITIES		557,500,295

Net assets for 197,763,743 shares outstanding		$1,575,819,234

Net Assets Consist of:
Paid in capital		$1,608,436,125
Net unrealized appreciation of investments		21,611,021
Accumulated net realized loss on investments		(49,134,403)
Distributions in excess of net investment income		(5,093,509)

TOTAL NET ASSETS		$1,575,819,234

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($997,941,445 ÷ 125,224,694 shares outstanding)		$7.97

Offering price per share (100/95.50 of $7.97)[1]		$8.35

Redemption proceeds per share		$7.97

Class B Shares:
Net asset value per share ($449,354,187 ÷ 56,406,440 shares outstanding)		$7.97

Offering price per share		$7.97

Redemption proceeds per share (94.50/100 of $7.97)[1]		$7.53

Class C Shares:
Net asset value per share ($128,523,602 ÷ 16,132,609 shares outstanding)		$7.97

Offering price per share		$7.97

Redemption proceeds per share (99.00/100 of $7.97)[1]		$7.89

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2003

Investment Income:
Interest (net of dollar roll expense of $8,742,506 and including income on securities loaned of $12,618)			$83,752,529

Expenses:
Investment adviser fee		$6,477,149
Administrative personnel and services fee		1,044,085
Custodian fees		77,967
Transfer and dividend disbursing agent fees and expenses		1,052,492
Directors'/Trustees' fees		18,972
Auditing fees		19,702
Legal fees		3,956
Portfolio accounting fees		181,652
Distribution services fee--Class B Shares		2,538,873
Distribution services fee--Class C Shares		682,002
Shareholder services fee--Class A Shares		2,397,401
Shareholder services fee--Class B Shares		846,291
Shareholder services fee--Class C Shares		227,334
Share registration costs		117,115
Printing and postage		90,712
Insurance premiums		1,955
Miscellaneous		7,647

TOTAL EXPENSES		15,785,305

Waiver and Reimbursement:
Waiver of shareholder services fee--Class A Shares	$(191,792)
Reimbursement of investment adviser fee	(33,583)

TOTAL WAIVER AND REIMBURSEMENT		(225,375)

Net expenses			15,559,930

Net investment income			68,192,599

Realized and Unrealized Gain on Investments:
Net realized gain on investments			14,825,007
Net change in unrealized appreciation of investments			20,680,557

Net realized and unrealized gain on investments			35,505,564

Change in net assets resulting from operations			$103,698,163

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$68,192,599	$65,479,732
Net realized gain on investments	14,825,007	11,710,833
Net change in unrealized appreciation of investments	20,680,557	(17,273,424)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	103,698,163	59,917,141

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(52,726,215)	(54,514,317)
Class B Shares	(16,338,545)	(9,993,644)
Class C Shares	(4,376,409)	(3,109,776)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(73,441,169)	(67,617,737)

Share Transactions:
Proceeds from sale of shares	759,739,828	385,172,026
Net asset value of shares issued to shareholders in payment of distributions declared	47,885,088	44,254,373
Cost of shares redeemed	(457,620,950)	(324,061,751)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	350,003,966	105,364,648

Change in net assets	380,260,960	97,664,052

Net Assets:
Beginning of period	1,195,558,274	1,097,894,222

End of period (including distributions in excess of net investment income of $(5,093,509) and $(1,084,316), respectively)	$1,575,819,234	$1,195,558,274

See Notes which are an integral part of the Financial Statements

Statement of Cash Flows

For the Year Ended March 31, 2003

Increase (Decrease) in Cash
Cash Flows From Operating Activities
Change in net assets resulting from operations	$103,698,163

Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Provided in Operating Activities:
Purchase of investment securities	(10,919,374,767)
Paydowns on investment securities	371,737,483
Proceeds from sale of investment securities	10,279,365,409
Net purchases of short-term investment securities	(27,124,182)
Increase in income receivable	(1,548,689)
Increase in receivable from adviser	(57,791)
Decrease in cash held as collateral for securities lending	10,487,500
Increase in payable for accrued expenses	113,233
Increase in receivable for investments sold	(112,860,502)
Increase in payable for investments purchased	59,784,487
Decrease in payable on collateral to broker	(10,487,500)
Net realized gain on investments	(14,825,007)
Net amortization/accretion of premium/discount	4,009,924
Net unrealized appreciation of investments	(20,680,557)

NET CASH USED IN OPERATING ACTIVITIES	(277,762,796)

Cash Flows From Financing Activities:
Cash received from dollar roll transactions, net	6,459,502
Proceeds from sale of shares	753,122,817
Cash distributions paid	(25,544,290)
Payment for shares redeemed	(456,275,233)

NET CASH PROVIDED BY FINANCING ACTIVITIES	277,762,796

NET CASH	0

Cash:
Cash at beginning of period	$0

Cash at end of period	$0

See Notes which are an integral part of the Financial Statements.

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.77	$7.82	$7.48	$7.84	$7.90
Income From Investment Operations:
Net investment income	0.41 [1]	0.45 [1,2]	0.48 [1]	0.47 [1]	0.46
Net realized and unrealized gain (loss) on investments	0.23	(0.03)[2]	0.34	(0.35)	(0.04)

TOTAL FROM INVESTMENT OPERATIONS	0.64	0.42	0.82	0.12	0.42

Less Distributions:
Distributions from net investment income	(0.44)	(0.47)	(0.48)	(0.48)	(0.48)

Net Asset Value, End of Period	$7.97	$7.77	$7.82	$7.48	$7.84

Total Return[3]	8.36%	5.53%	11.32%	1.66%	5.43%

Ratios to Average Net Assets:

Expenses	0.88%	0.94%	1.03%	1.00%	0.96%

Net investment income	5.16%	5.72%[2]	6.27%	6.30%	5.78%

Expense waiver/reimbursement[4]	0.02%	0.02%	0.02%	0.02%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$997,941	$901,471	$898,897	$915,850	$1,052,081

Portfolio turnover	300%	164%	145%	103%	187%

1 Per share information is based on average shares outstanding.

2 Effective April 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $0.01, increase net realized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.89% to 5.72%. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.77	$7.82	$7.48	$7.84	$7.90
Income From Investment Operations:
Net investment income	0.35 [1]	0.39 [1,2]	0.42 [1]	0.41 [1]	0.40
Net realized and unrealized gain (loss) on investments	0.23	(0.02)[2]	0.34	(0.35)	(0.04)

TOTAL FROM INVESTMENT OPERATIONS	0.58	0.37	0.76	0.06	0.36

Less Distributions:
Distributions from net investment income	(0.38)	(0.42)	(0.42)	(0.42)	(0.42)

Net Asset Value, End of Period	$7.97	$7.77	$7.82	$7.48	$7.84

Total Return[3]	7.55%	4.75%	10.47%	0.88%	4.64%

Ratios to Average Net Assets:

Expenses	1.65%	1.71%	1.80%	1.77%	1.73%

Net investment income	4.35%	4.94%[2]	5.54%	5.54%	5.01%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$449,354	$225,495	$146,309	$126,336	$141,148

Portfolio turnover	300%	164%	145%	103%	187%

1 Per share information is based on average shares outstanding.

2 Effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $0.01, increase net realized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.11% to 4.94%. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.77	$7.82	$7.48	$7.84	$7.91
Income From Investment Operations:
Net investment income	0.35 [1]	0.39 [1,2]	0.42 [1]	0.41 [1]	0.40
Net realized and unrealized gain (loss) on investments	0.23	(0.03)[2]	0.34	(0.35)	(0.05)

TOTAL FROM INVESTMENT OPERATIONS	0.58	0.36	0.76	0.06	0.35

Less Distributions:
Distributions from net investment income	(0.38)	(0.41)	(0.42)	(0.42)	(0.42)

Net Asset Value, End of Period	$7.97	$7.77	$7.82	$7.48	$7.84

Total Return[3]	7.55%	4.73%	10.48%	0.87%	4.51%

Ratios to Average Net Assets:

Expenses	1.65%	1.71%	1.80%	1.77%	1.73%

Net investment income	4.35%	4.94%[2]	5.55%	5.54%	5.01%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$128,524	$68,593	$52,687	$45,637	$50,071

Portfolio turnover	300%	164%	145%	103%	187%

1 Per share information is based on average shares outstanding.

2 Effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $0.01, increase net realized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.11% to 4.94%. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2003

ORGANIZATION

Federated Fund for U.S. Government Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Effective October 7, 2002, the Fund became a portfolio of Federated Income Securities Trust (the "Trust"). The name of the new portfolio is Federated Fund for U.S. Government Securities. The Trust consists of four portfolios. The financial statements included herein are only those of the Fund. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, B and C Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP).

Investment Valuation

U.S. government securities and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees"). Investments in other open-end investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discount on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments or mortgage backed securities, which may enhance the Fund's current yield and total return.

Information regarding dollar roll transactions for the Fund for the year ended March 31, 2003, was as follows:

Maximum amount outstanding during the period	$364,830,363

Average amount outstanding during the period[1]	$309,399,918

Average monthly shares outstanding during the period	174,369,970

Average debt per share outstanding during the period	1.77

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the year ended March 31, 2003.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of March 31, 2003, the Fund had no outstanding securities on loan.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at March 31, 2003.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CHANGE IN ACCOUNTING POLICY

Effective April 1, 2001, the Fund adopted the provisions of the revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage-backed securities (pay-down gains and losses) as part of interest income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/ depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between interest income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of interest income on the financial statements is as follows:

	As of 4/1/2001		For the Year Ended 3/31/2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Investment Income	Net Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$(1,600,698)	$(806,940)	$(793,758)	$(1,969,019)	$1,913,573	$55,446

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

CAPITAL STOCK

At March 31, 2003, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	750,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	42,860,730	$342,076,140	27,124,062	$211,608,241
Shares issued to shareholders in payment of distributions declared	4,463,324	35,542,632	4,631,902	36,338,816
Shares redeemed	(38,157,548)	(304,298,458)	(30,616,963)	(240,431,269)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	9,166,506	$73,320,314	1,139,001	$7,515,788

Year Ended March 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	36,930,186	$294,675,932	15,688,047	$123,439,343
Shares issued to shareholders in payment of distributions declared	1,229,600	9,794,126	777,675	6,104,720
Shares redeemed	(10,790,187)	(86,025,233)	(6,133,960)	(48,174,742)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	27,369,599	$218,444,825	10,331,762	$81,369,321

Year Ended March 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	15,423,155	$122,987,756	6,381,264	$50,124,442
Shares issued to shareholders in payment of distributions declared	320,028	2,548,330	230,639	1,810,837
Shares redeemed	(8,443,605)	(67,297,259)	(4,515,784)	(35,455,740)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	7,299,578	$58,238,827	2,096,119	$16,479,539

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	43,835,683	$350,003,966	13,566,882	$105,364,648

FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due in part to unused capital loss carryforward and discount accretion/premium amortization on debt securities.

For the year ended March 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(107,124,054)	$1,239,377	$105,884,677

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2003 and 2002 was:

For the Year Ended March 31	2003	2002
Ordinary income[1]	$73,441,169	$67,617,737

1 For tax purposes short-term capital gain distributions are considered ordinary income.

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 639,840

Unrealized appreciation	$ 16,867,957

Capital loss carryforward	$44,391,339

At March 31, 2003, the cost of investments for federal tax purposes was $1,915,895,436. The net unrealized appreciation of investments for federal tax purposes was $16,867,957. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $37,009,458 and net unrealized depreciation from investments for those securities having an excess of cost over value of $20,141,501.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and amortization/accretion tax elections on fixed income securities.

At March 31, 2003, the Fund had a capital loss carryforward of $44,391,339 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2004	$ 4,621,860

2005	$20,564,242

2008	$ 3,778,036

2009	$15,427,201

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.25% of the average daily net assets of the Fund; and (b) 4.50% of gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is also managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Corporation are Officers and Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended March 31, 2003, were as follows:

Purchases	$117,298,716

Sales	$114,388,678

Purchases and sales of long-term U.S. government securities for the year ended March 31, 2003, were as follows:

Purchases	$4,122,185,202

Sales	$ 3,901,717,154

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2003, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities (the "Fund) as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 9, 2003

Board of Trustees and Fund Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund `s Statement of Additional Information includes additional information about Trus t Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: January 1986	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 2000

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1986

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 2000

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: July 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began Serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began Serving: January 1986

Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998

Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Began serving: November 1998

Randall S. Bauer is Vice President of the Trust. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from Pennsylvania State University.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 314182106
Cusip 314182205
Cusip 314182304

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

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